UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 11, 2022

FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11869	13-3362547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of Principal executive offices)

(Registrant’s telephone number, including area code): (203) 810-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange The NASDAQ Global Select Market

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Asset Purchase Agreement

As previously disclosed in its Current Report on Form 8-K filed on December 27, 2021, on December 24, 2021, S&P Global Inc., a New York corporation (the “Seller”), and FactSet Research Systems Inc., a Delaware corporation (the “Purchaser”), entered into an Asset Purchase Agreement (the “Agreement”), pursuant to which the Seller agreed to sell CUSIP Global Services, which is the CUSIP issuance and data licensing business (the “Business”) operated by the Seller on behalf of the American Bankers Association, to the Purchaser for $1,925,000,000 in cash, subject to a working capital adjustment, plus the assumption by the Purchaser of certain liabilities of the Business, in each case as specified in the Agreement (the “Transaction”).

On February 11, 2022, the Seller and the Purchaser entered into Amendment No. 1 to the Agreement (the “Amendment”) to amend certain terms of the Agreement.  The Amendment modified certain provisions of the Agreement, including provisions related to the liabilities of the Business to be assumed by the Purchaser or to be retained by the Seller, as applicable, arising out of or related to certain actions or proceedings arising out of or related to the Business.

The above description of the Amendment, the Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement (as amended by the Amendment).

Forward-Looking Statements

This Report contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections, as of the date such statements are made, about industries in which Purchaser operates and Purchaser’s future operating performance, as well as the economy and other future events or circumstances.  All statements that address expectations, guidance, outlook or projections about the future, including statements about Purchaser’s strategy for growth, product development, revenues, future financial results, anticipated growth, market position, subscriptions, expected expenditures, trends in Purchaser’s business and financial results, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may" and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. These statements include, but may not be limited to, statements about the Transaction, including the expected timing for the Closing. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including (i) the failure of the S&P Global and IHS Markit merger to be consummated, (ii) any delay in the receipt of European Commission approval of Purchaser, (iii) the risks and costs associated with the integration of, and the ability of Purchaser to integrate the Business successfully and (iv) the failure to obtain the necessary financing to complete the Transaction. Factors that will influence the impact on Purchaser’s business and operations include, without limitation, risks and uncertainties affecting Purchaser that are described in its most recent Form 10-K filed with the SEC, which is available on Purchaser’s website at http://investor.factset.com or on the SEC’s website at http://www.sec.gov. Purchaser believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Purchaser undertakes no obligation to update any forward-looking statements made in this Report whether because of new information, future events or otherwise. Information on the website of Purchaser is not incorporated into or a part of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: February 17, 2022	By:	/s/ Rachel R. Stern
		Name:	Rachel R. Stern
		Title:	Executive Vice President, Chief Legal Officer, Global Head of Strategic Resources and Secretary